UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2008

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, SUITE 1500, SALT LAKE CITY, UTAH	84111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-524-4787

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01                      Other Events

Zions Bancorporation announced today that it has received preliminary approval from the U.S., Department of the Treasury to receive $1.4 billion of preferred equity by participating in the Treasury’s Capital Purchase Program.   Zions also announced a common stock dividend of $.32 per share payable on November 19, 2008 to shareholders of record as of November 5, 2008.  Attached is a copy of the October 28, 2008 press release announcing the preliminary approval for participation in the Capital Purchase Plan and the common stock dividend.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit 99.1	Zions Bancorporation Press Release dated October 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

October 28, 2008	By:	/s/ THOMAS E. LAURSEN
Name: Thomas E. Laursen
Title: Executive Vice President and
General Counsel